EXHIBIT 32.1

      CERTIFICATION OF CHIEF EXECUTIVE OFFICER AND CHIEF FINANCIAL OFFICER PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO SECTION 906
                        OF THE SARBANES-OXLEY ACT OF 2002

I, Carl Ceragno, President, as Chief Executive Officer and Chief Financial Officer of the company, hereby certify that pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the Quarterly Report of Communications Research, Inc. on Form 10-QSB for the quarter year ended September 30, 2006 that:

     (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and

     (2) That information contained in such Quarterly Report on Form 10-QSB fairly presents in all material respects the financial condition and results of operations of Communications Research, Inc.

Date: November 14, 2006                          By: /s/ Carl R. Ceragno
                                                     --------------------------
                                                 Name: Carl R. Ceragno
                                                 Title: Chief Executive Officer
                                                 and Chief Financial Officer